Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 1 1.11 MATCHING EMPLOYER CONTRIBUTIONS (a)  Matching Employer Contributions - The Employer shall make Matching Employer Contributions on behalf of each of its "eligible" Participants as provided in this Section 1.11. For purposes of this Section 1.11, an "eligible" Participant means any Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.11(e) or Section 1.13. (1)  Non-Discretionary Matching Employer Contributions - The Employer shall make a Matching Employer Contribution on behalf of each "eligible" Participant in an amount equal to the following percentage of the eligible contributions made by the "eligible" Participant during the Contribution Period (complete all that apply): (A)  Flat Percentage Match (i)  __________% to all “eligible” Participants. (ii)  to certain “eligible” Participants as specified in the Matching Employer Contributions Addendum. (B)  Tiered Match: (i)  To all “eligible” Participants. __________% of the first __________% of the "eligible" Participant's Compensation contributed to the Plan, __________% of the next __________% of the "eligible" Participant's Compensation contributed to the Plan, __________% of the next __________% of the "eligible" Participant's Compensation contributed to the Plan. (ii)  To certain “eligible” Participants as specified in the Matching Employer Contributions Addendum. Note: The group of "eligible" Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs. (C)  See Matching Employer Contributions Addendum for age and/or service weighted allocation options or special allocations for collectively bargained Employees. (D)  Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)): (i)  Contributions in excess of __________% of the "eligible" Participant's Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions. (ii)  Matching Employer Contributions for each "eligible" Participant for each Plan Year shall be limited to $__________. Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 2 (2)  Discretionary Matching Employer Contributions - The Employer may make a discretionary Matching Employer Contribution on behalf of "eligible" Participants, or a designated group of "eligible" Participants, in accordance with Section 5.08 of the Basic Plan Document. An "eligible" Participant's allocable share of the discretionary Matching Employer Contribution shall be a percentage of the eligible contributions made by the "eligible" Participant during the Contribution Period. The Employer may limit the eligible contributions taken into account under the allocation formula to contributions up to a specified percentage of Compensation or dollar amount or may provide for Matching Employer Contributions to be made in a different ratio for eligible contributions above and below a specified percentage of Compensation or dollar amount. The Matching Employer Contribution is allocated among “eligible” Participants so that each “eligible” Participant receives a rate or amount (which may be zero) that is identical to the rate or amount received by all other “eligible” Participants (or designated group of “eligible” Participants, if applicable) as determined by the Employer on or before the due date of the Employer’s tax return for the year of allocation. Note: If the Matching Employer Contribution made in accordance with this Subsection 1.11(a)(2) matches different percentages of contributions for different groups of "eligible" Participants, the group of "eligible" Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs. Each group of “eligible” Participants must also be clearly defined in a manner which will not violate the definite predetermined allocation formula requirement Section 1.401-l(b)(l)(ii) of Treasury Regulations. The Employer must notify the Trustee in writing of the amount of such Matching Employer Contributions being given to each such group. Note: If the Matching Employer Contribution made in accordance with this Subsection 1.11(a)(2) is made to Participants who are receiving 401(k) Safe Harbor Nonelective Employer Contributions or 401(k) Safe Harbor Matching Contributions, in order to satisfy the safe harbor contribution requirement for the "ACP" Test, the dollar amount of the discretionary Matching Employer Contribution made on an "eligible" Participant's behalf for the Plan Year may not exceed 4% of the "eligible" Participant's Compensation for the Plan Year. (3)  401(k) Safe Harbor Matching Employer Contributions - If the Employer elects one of the safe harbor formula Options in (A), (B), or (C) below and complies with Sections 6.09 and 6.10 of the Basic Plan Document, the Plan (or portion of the Plan if (D) is selected) or if the Employer elects more restrictive age, service or Entry Date requirements for Safe Harbor Matching Employer Contributions than for Deferral Contributions) shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test. If the Employer selects (A) or (B) and does not elect Option 1.11(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test. (Employee Contributions must still be tested.) 401(k) Safe Harbor Matching Employer Contributions will be made on behalf of all "eligible" Participants, unless (D) is selected below. (Choose (A), (B), or (C) below and, if applicable (D)). (A)  100% of the first 3% of the "eligible" Participant's Compensation contributed to the Plan and 50% of the next 2% of the "eligible" Participant's Compensation contributed to the Plan. (B)  100% of the first 1% of the "eligible" Participant's Compensation contributed to the Plan and 50% of the next 5% of the "eligible" Participant's Compensation Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 3 contributed to the Plan. (Allowable only if Employer has selected 1.07(a)(4)(A) (QACA)). (C)  Enhanced Match: ______% of the first _____% of the "eligible" Participant's Compensation contributed to the Plan, ______% of the next _____% of the "eligible" Participant's Compensation contributed to the Plan, ______% of the next ______% of the "eligible" Participant's Compensation contributed to the Plan. (D)  Allocation of Safe Harbor Matching Employer Contributions will only be made to certain “eligible” Participants in the amounts specified on the Matching Employer Contributions Addendum. Note: To satisfy the 401(k) safe harbor contribution requirement for the "ADP" test, the percentages specified in Option (C) above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in Subsections (A) or (B), as applicable. Note: To satisfy the safe harbor contribution requirement for the "ACP" test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of an "eligible" Participant's Compensation. (b)  Additional Matching Employer Contributions - The Employer may at Plan Year end make an additional Matching Employer Contribution on behalf of "eligible" Participants, or a designated group of "eligible" Participants, in accordance with the provisions of Section 5.08 of the Basic Plan Document describing discretionary Matching Employer Contributions. An "eligible" Participant's allocable share of the additional Matching Employer Contribution shall be a percentage of the eligible contributions made by the "eligible" Participant during the Plan Year. The additional Matching Employer Contribution may be limited to match only contributions up to a specified percentage of Compensation or dollar amount or may provide for the additional Matching Employer Contributions to be made in a different ratio for eligible contributions above and below a specified percentage of Compensation or dollar amount. The additional Matching Employer Contribution is allocated among “eligible” Participants so that each “eligible” Participant receives a rate or amount (which may be zero) that is identical to the rate or amount received by all other “eligible” Participants (or designated group of “eligible” Participants, if applicable) as determined by the Employer on or before the due date of the Employer’s tax return for the year of allocation. Note: If the additional Matching Employer Contribution made in accordance with this Subsection 1.11(b) matches different percentages of contributions for different groups of "eligible" Participants, the group of "eligible" Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b) and the group to whom the match rate is effectively available must not substantially favor HCEs. Each group of “eligible” Participants must also be clearly defined in a manner which will not violate the definite predetermined allocation formula requirement Section 1.401-l(b)(l)(ii) of Treasury Regulations. The Employer must notify the Trustee in writing of the amount of such Matching Employer Contributions being given to each such group. Note: If the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test, the additional Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 4 Matching Employer Contribution must meet the requirements of Section 6.09 of the Basic Plan Document. In addition to the foregoing requirements, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for the Plan Year, the eligible contributions matched may not exceed the limitations in Section 6.10 of the Basic Plan Document. (c) Contributions Matched - The Employer matches the following contributions (check appropriate box(es)): (1) Deferral Contributions - Deferral Contributions made to the Plan are matched at the rate specified in this Section 1.11. Catch-Up Contributions are not matched unless the Employer elects Option 1.11(c)(1)(A) below. (A)  Catch-Up Contributions made to the Plan pursuant to Subsection 1.07(a)(4) are matched at the rates specified in this Section 1.11. Note: Notwithstanding the above, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, Deferral Contributions shall be matched at the rate specified therein without regard to whether they are Catch-Up Contributions. (d) Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of Matching Employer Contributions is: (1)  each calendar month. (2)  each Plan Year quarter. (3)  each Plan Year. (4)  each payroll period. (5)  The Employer shall determine the Contribution Period for calculation of any discretionary Matching Employer Contributions elected pursuant to Option 1.11(a)(2) above at the time that the matching contribution formula is determined. The Contribution Period for additional Matching Employer Contributions described in Subsection 1.11(b) is the Plan Year. Note: If Option (5) is selected, one of the other options must be selected to apply to any non-discretionary Matching Employer Contributions. If Option (5) is not selected, the Employer may amend at any time to change the option chosen with regard to discretionary Matching Employer Contributions. Note: If Option (1), (2) or (3) is selected above and Matching Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Matching Employer Contribution required with respect to the full Contribution Period, taking into account the "eligible" Participant's contributions and Compensation for the full Contribution Period, and contribute any additional Matching Employer Contributions necessary to "true up" the Matching Employer Contribution so that the full Matching Employer Contribution is made for the Contribution Period. (e) Continuing Eligibility Requirement(s) - A Participant who is an Active Participant during a Contribution Period and makes eligible contributions during the Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.11 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3), (4), (8), (9), and (10) may not be elected in any combination; Option (5) may not be elected with Options (2) through (4) or Options (8) through (10)): (1)  No requirements. Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 5 (2)  Is employed by the Employer or a Related Employer on the last day of the Contribution Period. (3)  Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.) (4)  Earns at least _______ (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.) (5)  Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.) (6)  Is not a Highly Compensated Employee for the Plan Year. (7)  Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership. (8)  Is employed by the Employer or a Related Employer on the last day of the Employer's fiscal year. (9)  Is employed by the Employer or a Related Employer on the date the Matching Employer Contribution allocation is declared. (10)  Is employed by the Employer or a Related Employer on the date the Matching Employer Contribution is made. (11)  Special continuing eligibility requirement(s) for additional Matching Employer Contributions or “true up” Matching Employer Contributions. (A)  The continuing eligibility requirement(s) for additional Matching Employer Contributions selected in Option 1.11(b) is/are: __________ (B)  The continuing eligibility requirement(s) for “true up” Matching Employer Contributions described in Section 1.11(d) is/are: ______ (For each blank above, fill in number of applicable eligibility requirement(s) from above, including the number of Hours of Service if Option (4) has been selected. Options (2) through (5), and (7), through (10) may not be elected with respect to additional Matching Employer Contributions if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is checked or if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked and the Employer intends to satisfy the Code Section 401(m)(11) safe harbor with respect to Matching Employer Contributions.) Note: Except when added in conjunction with the addition of a new Matching Employer Contribution, if Option (2) through (5) or (8) through (10) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Matching Employer Contributions attributable to the Contribution Period that are allocated to Participant Accounts during the Contribution Period shall not be subject to the eligibility requirements of Option (2) through (5) or (7) through (10). If Option (2) through (5) or (7) through (10) is elected with respect to any Matching Employer Contributions and if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is also elected, the Plan will not be deemed to satisfy the "ACP" test in accordance with Section 6.10 of the Basic Plan Document and will have to pass the "ACP" test each year. Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 6 (f)  Qualified Matching Employer Contributions - Prior to making any Matching Employer Contribution hereunder (other than a 401(k) Safe Harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral Contributions and excluded in applying the "ACP" test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who were Active Participants during the Contribution Period and who meet the continuing eligibility requirement(s) described in Subsection 1.11(e) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution. (1)  To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year. Note: Qualified Matching Employer Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.09 of the Basic Plan Document for such Plan Year. Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8

Pre-Approved Defined Contribution Plan – 06/30/2020 PS Plan 42325-1743728688AA  2020 FMR LLC All rights reserved. 7 AMENDMENT EXECUTION PAGE Plan Name: 401(k) Incentive Savings Plan for Salaried and Hourly Employees of Kewaunee Scientific Corporation (the "Plan") Employer: Kewaunee Scientific Corp. [Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.] The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below: Section Amended Effective Date 1.11 01/01/2025 IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below. Employer: Kewaunee Scientific Corp. Employer: Kewaunee Scientific Corp. By: By: Title: Title: Date: Date: Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures. Note: This page may be duplicated, if needed, to allow separate execution when the Employer indicated in Section 1.02(a) is changing. Docusign Envelope ID: B269B6A9-30DC-4144-8734-6DBA361BE4D8 VPHR 4/7/2025 | 3:38:15 PM EDT